                                                                    EXHIBIT 99.2

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

        The following unaudited pro forma consolidated statements of operations give effect to the sale of the majority of 5B Technologies Corporation's (the "Company") computer lease portfolio (the "Transaction"), which was operated by a wholly owned subsidiary of the Company, Paramount Operations Inc. ("Paramount"), and the related discontinuance of the computer leasing operations of Paramount. The pro forma consolidated statements of operations are presented for illustrative purposes only, and therefore are not necessarily indicative of the operating results that might have been achieved had the Transaction and the discontinuance of the computer leasing operations of Paramount occurred on an earlier date, nor are they necessarily indicative of operating results which may occur in the future.

        The historical statements of operations for the periods presented are derived from the historical financial statements of the Company. The pro forma statements should be read in conjunction with the Company's 1999 Annual Report on Form 10-K.

                  5B TECHNOLOGIES CORPORATION AND SUBSIDIARIES

  UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDING
                                DECEMBER 31, 1999


                                                  ---------------------------------------------------
                                                                        Pro Forma
                                                     Historical        Adjustments       Pro Forma
-----------------------------------------------------------------------------------------------------
 REVENUES:
   Sales and service                                 $ 19,434,106      $ (2,609,394)     $ 16,824,712
   Lease revenue                                        6,056,660        (6,056,660)               --
   Fee, interest and other income                         502,147          (459,110)           43,037
-----------------------------------------------------------------------------------------------------
     TOTAL REVENUES                                    25,992,913        (9,125,164)       16,867,749
-----------------------------------------------------------------------------------------------------
COSTS AND EXPENSES:
   Cost of sales                                       13,657,575        (1,985,491)       11,672,084
   Lease expense                                        6,349,462        (6,349,462)               --
   Selling, general and administrative expenses         6,067,286           (79,652)        5,987,634
   Interest expense                                        97,230                --            97,230
-----------------------------------------------------------------------------------------------------
     TOTAL COSTS AND EXPENSES                          26,171,553        (8,414,605)       17,756,948
-----------------------------------------------------------------------------------------------------
(LOSS) INCOME BEFORE PROVISION FOR INCOME TAXES          (178,640)          710,559          (889,199)
Provision for income taxes                                 82,432            80,892             1,540
-----------------------------------------------------------------------------------------------------
NET (LOSS) INCOME                                    $   (261,072)     $    629,667      $   (890,739)
=====================================================================================================

BASIC LOSS PER COMMON SHARE                          $      (0.12)                       $      (0.42)
=====================================================================================================
DILUTED LOSS PER COMMON SHARE                        $      (0.12)                       $      (0.42)
=====================================================================================================


SHARES USED IN COMPUTING NET LOSS PER SHARE:
     Basic                                              2,135,500                           2,135,500
=====================================================================================================
     Diluted                                            2,135,500                           2,135,500
=====================================================================================================

                  5B TECHNOLOGIES CORPORATION AND SUBSIDIARIES

  UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDING
                                DECEMBER 31, 1998


                                                  --------------------------------------------------
                                                                         Pro Forma
                                                       Historical       Adjustments        Pro Forma
-----------------------------------------------------------------------------------------------------
 REVENUES:
   Sales and service                                 $ 30,391,446      $(21,021,644)     $  9,369,802
   Lease revenue                                        7,478,750        (7,478,750)               --
   Fee, interest and other income                         615,295          (437,061)          178,234
-----------------------------------------------------------------------------------------------------
     TOTAL REVENUES                                    38,485,491       (28,937,455)        9,548,036
-----------------------------------------------------------------------------------------------------
COSTS AND EXPENSES:
   Cost of sales                                       28,157,266       (20,536,854)        7,620,412
   Lease expense                                        7,172,273        (7,172,273)               --
   Selling, general and administrative expenses         4,947,718           (37,614)        4,910,104
   Interest expense                                        51,324                              51,324
-----------------------------------------------------------------------------------------------------
     TOTAL COSTS AND EXPENSES                          40,328,581       (27,746,741)       12,581,840
-----------------------------------------------------------------------------------------------------
(LOSS) INCOME BEFORE PROVISION (BENEFIT) FOR
   INCOME TAXES                                        (1,843,090)        1,190,714        (3,033,804)
Provision (benefit) for income taxes                       (9,286)          525,390          (534,676)
-----------------------------------------------------------------------------------------------------
NET (LOSS) INCOME                                    $ (1,833,804)     $    665,324      $ (2,499,128)
=====================================================================================================

BASIC LOSS PER COMMON SHARE                          $      (0.89)                       $      (1.21)
=====================================================================================================
DILUTED LOSS PER COMMON SHARE                        $      (0.89)                       $      (1.21)
=====================================================================================================

SHARES USED IN COMPUTING NET LOSS PER SHARE:
     Basic                                              2,067,842                           2,067,842
=====================================================================================================
     Diluted                                            2,067,842                           2,067,842
=====================================================================================================

                  5B TECHNOLOGIES CORPORATION AND SUBSIDIARIES

  UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDING
                                DECEMBER 31, 1997


                                                  ---------------------------------------------------
                                                                         Pro Forma
                                                       Historical       Adjustments       Pro Forma
-----------------------------------------------------------------------------------------------------
 REVENUES:
   Sales and service                                 $ 21,405,788      $(17,631,115)     $  3,774,673
   Lease revenue                                        9,829,991        (9,829,991)               --
   Fee, interest and other income                       1,159,062          (858,212)          300,850
-----------------------------------------------------------------------------------------------------
     TOTAL REVENUES                                    32,394,841       (28,319,318)        4,075,523
-----------------------------------------------------------------------------------------------------
COSTS AND EXPENSES:
   Cost of sales                                       19,933,213       (16,871,078)        3,062,135
   Lease expense                                        9,499,365        (9,499,365)               --
   Selling, general and administrative expenses         3,746,712           (40,705)        3,706,007
   Interest expense                                            --                --                --
-----------------------------------------------------------------------------------------------------
     TOTAL COSTS AND EXPENSES                          33,179,290       (26,411,148)        6,768,142
-----------------------------------------------------------------------------------------------------
(LOSS) INCOME BEFORE (BENEFIT) FOR INCOME TAXES          (784,449)        1,908,170        (2,692,619)
Provision (benefit) for income taxes                     (288,111)          787,986        (1,076,097)
-----------------------------------------------------------------------------------------------------
NET (LOSS) INCOME                                    $   (496,338)     $  1,120,184      $ (1,616,522)
=====================================================================================================

BASIC LOSS PER COMMON SHARE                          $      (0.25)                       $      (0.81)
=====================================================================================================
DILUTED LOSS PER COMMON SHARE                        $      (0.25)                       $      (0.81)
=====================================================================================================

SHARES USED IN COMPUTING NET LOSS PER SHARE:
     Basic                                              1,991,117                           1,991,117
=====================================================================================================
     Diluted                                            1,991,117                           1,991,117
=====================================================================================================

             NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF
                                   OPERATIONS

1.      Basis of Presentation

               The unaudited pro forma consolidated statements of operations are presented for illustrative purposes only, giving effect to the Transaction and the discontinuance of the computer leasing operations of Paramount. The pro forma consolidated statements of operations and the historical statements from which they were derived present only income from continuing operations and, therefore, do not include discontinued operations, extraordinary items and cumulative effect of accounting changes, as applicable.

2.      Sale of Lease Portfolio

               On May 2, 2000, the Company sold the majority of its computer lease portfolio (the "Assets") to Stamford Computer Group Inc. ("Stamford"), and the Company announced that it was discontinuing operations of its leasing business, which had been conducted by Paramount Operations Inc. ("Paramount"), a wholly owned subsidiary of the Company. In exchange for the Assets, Stamford paid cash consideration of $700,114 and assumed $6,116,865 of indebtedness related to the Assets. In conjunction with the discontinuance of its leasing business, the Company has recorded a predominantly non-cash, one-time pre-tax charge of approximately $977,000 in the quarter ended March 31, 2000.

3.      Pro forma Adjustments

               To eliminate the operations of the Company's computer leasing portfolio for the years ended December 31, 1999, 1998 and 1997, respectively. Selling, general and administrative expenses includes expenses solely related to the administration of the computer leasing portfolio. Payroll and other administrative expenses attributable to Paramount will continue and therefore have not been eliminated.